UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statements and Exhibits.

SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2015, the Board of Directors approved the Moog Inc. 2016 Management Short Term Incentive Plan (the "Plan") and the Class A and Class B Common Stock Appreciation Rights and Restricted Stock Unit Award Agreements. A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of each of the Class A and Class B Common Stock Appreciation Rights and Restricted Stock Unit Award Agreements are attached hereto as Exhibits 10.2, 10.3 10.4 and 10.5, respectively, and incorporated herein by reference.

Further, on November 17, 2015, Moog Inc. (the “Company”) amended the Moog Inc. Supplemental Retirement Plan (amended and restated, effective January 1, 2013) (the “SERP”) to clarify meanings related to bonus compensation ("Amendment 2").

The foregoing description of Amendment 2 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment 2, which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Moog Inc. 2016 Management Short Term Incentive Plan.
10.2	Form of Stock Appreciation Rights Agreement, Class A Common Stock, under 2014 Long Term Incentive Plan.
10.3	Form of Stock Appreciation Rights Agreement, Class B Common Stock, under 2014 Long Term Incentive Plan.
10.4	Form of Restricted Stock Unit Award Agreement, Class A Common Stock, under 2014 Long Term Incentive Plan.
10.5	Form of Restricted Stock Unit Award Agreement, Class B Common Stock, under 2014 Long Term Incentive Plan.
10.6	2nd Amendment to the Moog Inc. Supplemental Retirement Plan, as amended and restated, effective January 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	November 20, 2015	By:	/s/ Jennifer Walter
		Name:	Jennifer Walter
Controller

EXHIBIT INDEX

Exhibit	Description
10.1	Moog Inc. 2016 Management Short Term Incentive Plan.
10.2	Form of Stock Appreciation Rights Agreement, Class A Common Stock, under 2014 Long Term Incentive Plan.
10.3	Form of Stock Appreciation Rights Agreement, Class B Common Stock, under 2014 Long Term Incentive Plan.
10.4	Form of Restricted Stock Unit Award Agreement, Class A Common Stock, under 2014 Long Term Incentive Plan.
10.5	Form of Restricted Stock Unit Award Agreement, Class B Common Stock, under 2014 Long Term Incentive Plan.
10.6	2nd Amendment to the Moog Inc. Supplemental Retirement Plan, as amended and restated, effective January 1, 2013.